United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended September 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(13,416,816)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(42)
Unrealized Gain (Loss) on Market Value of Futures	7,527,357
Unrealized Gain (Loss) on Foreign Currency Translations	(16)
Interest Income	17,688
ETF Transaction Fees	2,450
Total Income (Loss)	$(5,869,379)

Expenses
Management Fees	$422,371
Brokerage Commissions	45,635
Tax Reporting Fees	26,550
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,530
Prepaid Insurance Expense	3,664
Legal Fees	1,517
Total Expenses	$514,357
Net Income (Loss)	$(6,383,736)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/13	$519,883,376
Additions (600,000 Units)	34,029,661
Net Income (Loss)	(6,383,736)

Net Asset Value End of Month	$547,529,301
Net Asset Value Per Unit (9,750,000 Units)	$56.16

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended September 30, 2013

Statement of Income (Loss)

Income
Unrealized Gain (Loss) on Market Value of Futures	$60,025
Interest Income	71
Total Income (Loss)	$60,096

Expenses
Management Fees	$1,189
Non-interested Directors' Fees and Expenses	23
Prepaid Insurance Expense	17
Other Expenses	5,040
Total Expenses	6,269
Expense Waiver	(4,765)
Net Expenses	$1,504
Net Income (Loss)	$58,592

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/13	$2,203,090
Net Income (Loss)	58,592

Net Asset Value End of Month	$2,261,682
Net Asset Value Per Unit (100,000 Units)	$22.62

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended September 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$5,152
Realized Trading Gain (Loss) on Foreign Currency Transactions	10
Unrealized Gain (Loss) on Market Value of Futures	(7,270)
Unrealized Gain (Loss) on Foreign Currency Translations	9
Interest Income	69
Total Income (Loss)	$(2,030)

Expenses
Management Fees	$1,562
Brokerage Commissions	126
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	17
Other Expenses	1,800
Total Expenses	3,529
Expense Waiver	(1,507)
Net Expenses	$2,022
Net Income (Loss)	$(4,052)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/13	$2,371,522
Net Income (Loss)	(4,052)

Net Asset Value End of Month	$2,367,470
Net Asset Value Per Unit (100,000 Units)	$23.67

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended September 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(18,266)
Unrealized Gain (Loss) on Market Value of Futures	1,198
Interest Income	82
ETF Transaction Fees	350
Total Income (Loss)	$(16,636)

Expenses
Management Fees	$1,416
Brokerage Commissions	55
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	19
Other Expenses	1,800
Total Expenses	3,315
Expense Waiver	(1,497)
Net Expenses	$1,818
Net Income (Loss)	$(18,454)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/13	$3,430,072
Withdrawals (50,000 Units)	(1,136,000)
Net Income (Loss)	(18,454)

Net Asset Value End of Month	$2,275,618
Net Asset Value Per Unit (100,000 Units)	$22.76

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended September 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(13,429,930)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(32)
Unrealized Gain (Loss) on Market Value of Futures	7,581,310
Unrealized Gain (Loss) on Foreign Currency Translations	(7)
Interest Income	17,910
ETF Transaction Fees	2,800
Total Income (Loss)	$(5.827.949)

Expenses
Management Fees	$426,538
Brokerage Commissions	45,816
Tax Reporting Fees	26,550
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,602
Prepaid Insurance Expense	3,717
Legal Fees	1,517
Other Expenses	8,640
Total Expenses	$527,470
Expense Waiver	(7,769)
Net Expenses	$519,701
Net Income (Loss)	$(6,347,650)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/13	$527,888,060
Additions (600,000 Units)	34,029,661
Withdrawals (50,000 Units)	(1,136,000)
Net Income (Loss)	(6,347,650)

Net Asset Value End of Month	$554,434,071

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612